FundX ETF – XCOR (the "Fund")

Supplement dated July 26, 2024 to the
Summary Prospectus
dated January 31, 2024

This supplement is being filed to inform shareholders that, effective June 30, 2024, Mr. Martin DeVault no longer serves as a Portfolio Manager to the Fund. Accordingly, all references to Mr. DeVault are hereby removed in their entirety in the Fund's Summary Prospectus.
In addition, effective June 30, 2024, Mr. Mark Dea was added as a Portfolio Manager to the Fund.
The disclosure regarding portfolio managers for the Fund under the heading "Portfolio Managers" on page 7 of the Summary Prospectus is hereby revised as follows:
Portfolio Managers
Janet Brown and Sean McKeon have served as portfolio managers of the Predecessor Fund since its 2001 inception and serve as portfolio managers of the FundX ETF since its inception in October 2022. Mark Dea has served as portfolio manager of the Fund since June 2024.

Please contact the Fund at 1-866-455‑FUND [3863] or your financial advisor if you have questions or need assistance. These documents are available upon request and without charge by calling the Fund at 1-866-455‑FUND [3863].

Please retain this Supplement with the Summary Prospectus.